                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of March, 1999.
       ------


                                             /s/JOHN M. RICHARDS
                                             -------------------
                                             Director, Chairman of the Board
                                             And Chief  Executive Officer

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of March, 1999.
       ------


                                              /s/SANDRA T. POWELL
                                              -------------------
                                              Senior Vice President, Finance
                                              And Chief  Financial Officer

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of March, 1999.
       ------


                                                       /s/TERRY L. CARTER
                                                       ------------------
                                                       Controller

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of March, 1999.
       ------


                                                       /s/RICHARD A. CLARKE
                                                       --------------------
                                                       Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of  March, 1999.
        -----

                                                       /s/KENNETH T. DERR
                                                       -------------------
                                                       Director

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of  March, 1999.
        -----


                                                  /s/GEORGE F. JEWETT, JR.
                                                  -------------------------
                                                  Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of March, 1999.
       -----


                                                       /s/RICHARD B. MADDEN
                                                       ---------------------
                                                       Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of March, 1999.
       -----

                                                  /s/VIVIAN W. PIASECKI
                                                  ---------------------
                                                  Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of  March,  1999.
        -----


                                                         /s/TONI REMBE
                                                         --------------
                                                         Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of  March, 1999..
        -----


                                                       /s/REUBEN F. RICHARDS
                                                       ----------------------
                                                       Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of  March, 1999.
        -----


                                                  /s/RICHARD M. ROSENBERG
                                                  ------------------------
                                                  Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of  March, 1999.
        -----


                                                  /s/ROBERT G. SCHWARTZ
                                                  ----------------------
                                                  Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of  March, 1999.
        -----


                                                  /s/L. PENDLETON SIEGEL
                                                  -----------------------
                                                  Director, President and Chief
                                                  Operating Officer

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of  March, 1999.
        -----


                                                       /s/CHARLES R. WEAVER
                                                       ---------------------
                                                       Director

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of  March, 1999.
        -----


                                               /s/FREDERICK T. WEYERHAEUSER
                                               -----------------------------
                                               Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


     I, the undersigned, appoint Betty R. Fleshman, Ralph M. Davisson and Sandra
T. Powell, or any of them, my attorneys-in-fact and agents, each with full power of substitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any of my offices and capacities with Potlatch Corporation ("Potlatch") as shown below, a Registration Statement on either Form S-3 or Form S-4 that Potlatch contemplates filing with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, relating to the issuance by Potlatch of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the SEC, granting to said attorneys-in-fact and agents, and each of them, full power and authority to perform each and every act and thing necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this power of attorney as of this 5th
                                                                           ---
day of  March, 1999.
        -----


                                                  /s/WILLIAM T. WEYERHAEUSER
                                                  ---------------------------
                                                  Director